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                                                                    EXHIBIT 10.8

                        ASSIGNMENT OF PURCHASE AGREEMENT

     For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, ("Assignor") hereby assigns to Inland Western Retail Real Estate Trust, Inc., a Maryland Corporation, ("Assignee") all of its right, title and interest in that certain Purchase Agreement (the "Purchase Agreement") dated January 31, 2003, by and between Assignor, as Buyer, and Peoria Sunset, L.L.C., an Arizona limited liability company, as Seller, for purchase and sale of certain real property commonly known as Peoria Station Shopping Center and located in Peoria, Arizona (the "Property").

     By execution hereof by assignee, Assignee hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement.

     This Assignment is effective as of the 3 day of June, 2003.

                     ASSIGNOR: INLAND REAL ESTATE ACQUISITIONS, INC.



                               By:    /s/ G. Joseph Consenza
                                  ---------------------------------------------
                                      G. Joseph Consenza
                               Its:   President


                     ASSIGNEE: Inland Western Retail Real Estate Trust, Inc., a
                               Maryland Corporation

                               By:    /s/ G. Joseph Consenza
                                  ---------------------------------------------
                                      G. Joseph Consenza
                               Its:   Authorized Representative